UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
April 21, 2006 (April 17, 2006)
Date of Report (Date of earliest event reported)

JK ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32574 (Commission File Number)	87-0745202 (I.R.S. Employer Identification No.)
5847 San Felipe, Suite 4350, Houston, Texas 77057
(Address of principal executive offices) (Zip Code)
(713) 978-7557
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 8.01. Other Events
     On April 17, 2006, the initial public offering (“IPO”) of 13,225,000 units (including exercise in full of the underwriters’ over-allotment option) of JK Acquisition Corp. (the “Company”) was consummated. Immediately prior to the IPO, the Company completed a private placement to management of 333,334 units. Each unit issued in the IPO and the private placement (the “Units”) consists of one share of common stock, $.0001 par value per share, and two warrants, each to purchase one share of common stock. The Units were sold at an offering price of $6.00 per Unit, generating aggregate gross proceeds from the IPO and private placement of $81,350,004. Audited financial statements as of April 17, 2006 reflecting receipt of the proceeds upon consummation of the IPO and the private placement have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits:

Exhibit No.	Description
99.1	Audited Financial Statements

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JK ACQUISITION CORP.
Date: April 21, 2006	By:	/s/ James P. Wilson
	Name:	James P. Wilson
	Title:	Chief Executive Officer